SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2017

________________________________________________________________

IDEAL POWER INC.
(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4120 Freidrich Lane, Suite 100
Austin, Texas, 78744
(Address of Principal Executive Offices)

512-264-1542
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.02    Results of Operations and Financial Condition.

On August 10, 2017, Ideal Power Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2017. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 2.02. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The Company will host a conference call with investors to discuss the results. The conference call will begin at 4:30 p.m. Eastern time on Thursday, August 10, 2017. The call may be accessed in the U.S. by dialing 1-888-874-1586 and entering the passcode: 7601500. A webcast of the call may be found at http://public.viavid.com/index.php?id=125651. The webcast replay will be available on the Company’s website, www.idealpower.com.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description

99.1	Earnings press release issued August 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2017

IDEAL POWER INC.

By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings press release issued August 10, 2017